ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Professional services	$ 3,519	$ 2,508	$ 780
Compensation and benefits related	3,516	2,068	897
Warranty reserve	1,813	1,553	1,491
Sales and use and franchise taxes	506	586	578
Franchise and royalty fees	188	159
Inventory purchases	1,716	86	620
Other	2,056	605	687
Total accrued expenses and other current liabilities	$ 15,324	$ 7,565	$ 5,053